UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 12, 2011

Date of Report (date of earliest event reported)

ADVENT SOFTWARE, INC.

 (Exact name of registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-26994 (Commission File Number)	94-2901952 (I.R.S. Employer Identification Number)

600 Townsend Street

San Francisco, California 94103

 (Address of principal executive offices)

(415) 543-7696

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

ITEM 1.01 Entry into a Material Definitive Agreement

On May 12, 2011, Advent Software, Inc. (“Advent” or the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”), by and among the Company, Birdie Acquisition LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company, (“Merger Sub”), Black Diamond Performance Reporting, LLC, a Florida limited liability company, (“Black Diamond”) and, with respect to Article VII, Article VIII and Article IX thereof only, Reed Colley as securityholders’ representative and U.S. Bank National Association as escrow agent. The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, Black Diamond will merge with and into Merger Sub, and the surviving entity will be a wholly owned subsidiary of the Company.

Under the terms of the agreement, Advent will pay approximately $73 million in cash for all of the outstanding capital units of Black Diamond, subject to adjustment for third-party expenses and certain other specified items. No options will be assumed by Advent in connection with this transaction.  $7 million of the consideration will be placed into escrow for eighteen (18) months following the closing to be held as partial security for losses incurred by the Company in the event of certain breaches of the representations and warranties contained in the Agreement or certain other events.  All options to acquire Black Diamond class C units or common units will be terminated and paid out as part of the merger consideration in connection with the acquisition.

The acquisition has been approved by both companies’ boards of directors and is subject to the approval of Black Diamond’s members and customary closing conditions.  The Agreement contains certain termination rights for both the Company and Black Diamond.

The foregoing description is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Company issued a press release on May 12, 2011 announcing that it had entered into the Agreement. The text of the release is set forth in the attached Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description
2.1

Agreement and Plan of Merger dated as of May 12, 2011 by and among the Company, Birdie Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, Black Diamond Performance Reporting, LLC, a Florida limited liability company and, with respect to Article VII, Article VIII and Article IX thereof only, Reed Colley as securityholders’ representative and U.S. Bank National Association as escrow agent

99.1	Press release dated May 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVENT SOFTWARE, INC.

	By:	/s/ James S. Cox
James S. Cox Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: May 16, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1

Agreement and Plan of Merger dated as of May 12, 2011 by and among the Company, Birdie Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company, Black Diamond Performance Reporting, LLC, a Florida limited liability company, and, with respect to Article VII, Article VIII and Article IX thereof only, Reed Colley as securityholders’ representative and U.S. Bank National Association as escrow agent

99.1	Press release dated May 12, 2011.